SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                     FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              HUGOTON ROYALTY TRUST
              (Exact Name of Registrant as Specified in its Charter)

         Texas                                              58-6379215
(State of Incorporation                                (I.R.S. Employer
 or Organization)                                       Identification no.)

      901 Main Street, 17th Floor
             Dallas, Texas                                     75202
(Address of Principal Executive Offices)                    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                                    333-68441


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                Name of Each Exchange on Which
     To be so Registered                Each Class is to be Registered
     -------------------                ------------------------------

         Trust Units                        New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                       None

Item 1.   Description of Registrant's Securities to be Registered.

          Reference is made to "DESCRIPTION OF THE TRUST INDENTURE" and "DESCRIPTION OF THE TRUST UNITS" in the Prospectus constituting part of the Registrant's/Cross Timbers Oil Company's Registration Statement on
Form S-1/S-3, Registration No. 333-68441, filed with the Securities and Exchange Commission on December 4, 1998, which is incorporated herein by reference.

Item 2.   Exhibits.

     4.1 Hugoton Royalty Trust Indenture, dated as of December 4, 1998 (incorporated by reference to Exhibit 4.1 to the Registrant's/ Cross Timbers Oil Company's Registration Statement on Form S-1/S-3, Registration No. 333-68441, filed with the Securities and Exchange Commission on December 4, 1998).

     4.2  Specimen of certificate of Trust Unit of Hugoton Royalty Trust.

     99.1 Registration Statement on Form S-1/S-3, Registration No. 333-68441, filed with the Securities and Exchange Commission on December 4, 1998.



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 13, 1999
                                        HUGOTON ROYALTY TRUST

                                        By: CROSS TIMBERS OIL COMPANY,
                                              as sponsor


                                            By: /s/ Louis G. Baldwin
                                               Louis G. Baldwin
                                               Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------

4.2       Specimen of certificate of Trust Unit of Hugoton Royalty Trust.